SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 9, 2005
SIMMONS BEDDING COMPANY
(formerly known as Simmons Company)
(Exact Name of Registrant as Specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

333-113861	13-3875743

(Commission File Number)	(I.R.S. Employer Identification No.)

One Concourse Parkway, Suite 800,
Atlanta, Georgia	30328-6188

(Address of Principal Executive Offices)	(Zip Code)
(770) 512-7700

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.Entry Into a Material Agreement
Pursuant to a written offer of employment (the “Offer Letter”), Stephen G. Fendrich was named Executive Vice President – Sales of Simmons Bedding Company (the “Company”) on August 9, 2005. In addition, the Company and Mr. Fendrich entered into a non-compete agreement (the “Non-Compete Agreement”) and a relocation agreement (the “Relocation Agreement”) in connection with Mr. Fendrich’s employment. The Offer Letter is filed with this report as Exhibit 10.1, its contents are incorporated by reference into this Item 1.01, and its material terms are summarized in Item 5.02 below. The contents of these summaries are incorporated into this Item 1.01 by reference.
Item 2.02. Results of Operations and Financial Condition.
On August 9, 2005, the Company issued a press release reporting its results of operations for the second quarter of 2005. The press release is furnished as Exhibit 99.1
Item 5.02.Appointment of Principal Officer.
On August 9, 2005, the Company issued a press release announcing the appointment of Stephen G. Fendrich as its Executive Vice President — Sales. Mr. Fendrich, age 44, was previously Chief Executive Officer and President of the Company’s Sleep Country USA retail operations. Before joining Sleep Country, Mr. Fendrich was one of the founders of The Mattress Firm, one of the nation’s largest mattress retailers.
Under the Offer Letter, Mr. Fendrich will be paid an annual base salary of $300,000. In addition to his base salary, Mr. Fendrich received an option to purchase 30,000 shares of the Company’s restricted Class B shares at fair market value. The preceding description of the terms of the Offer Letter is qualified in its entirety by reference to Exhibit 10.1 to this report.
In connection with Mr.  Fendrich’s Offer Letter, Mr. Fendrich signed a Non-Compete Agreement and a Relocation Agreement. The Non-Compete Agreement contains usual and customary restrictive covenants, including a two-year non-compete, a duty of non-disclosure, and provisions relating to non-solicitation/no hire of employees or customers and non-disparagement. In the event of a termination without “cause” or departure for “good reason,” Mr. Fendrich is entitled to severance equal to two years salary. The preceding description of the terms of the Non-Compete Agreement is qualified in its entirety by reference to Exhibit 10.2 to this report. The Relocation Agreement provides for reimbursement of various relocation expenses. The preceding description of the Relocation Agreement is qualified in its entirety by reference to Exhibit 10.3 to this report.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits
10.1	Offer of Employment dated August 3, 2005 between Simmons Bedding Company and Stephen Fendrich.

10.2	Non-Compete Agreement dated August 3, 2005 between Simmons Bedding Company and Stephen Fendrich.

10.3	Relocation Agreement dated August 3, 2005 between Simmons Bedding Company and Stephen Fendrich.
Exhibit 99.1 Press release dated as of August 9, 2005.

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, Simmons Bedding Company has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

SIMMONS BEDDING COMPANY

By:	/s/ William S. Creekmuir

William S. Creekmuir
Executive Vice President and Chief Financial Officer

Date:	August 12, 2005

EXHIBIT INDEX

Exhibit
Number	Exhibit Name
10.1	Offer of Employment dated August 3, 2005 between Simmons Bedding Company and Stephen Fendrich.

10.2	Non-Compete Agreement dated August 3, 2005 between Simmons Bedding Company and Stephen Fendrich.

10.3	Relocation Agreement dated August 3, 2005 between Simmons Bedding Company and Stephen Fendrich.

99.1	Press release dated as of August 9, 2005.

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